UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019

Translate Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38550	61-1807780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Hartwell Avenue Lexington, Massachusetts		02421
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 945-7361

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	TBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    On December 11, 2019, the Board of Directors (the “Board”) of Translate Bio, Inc. (the “Company”) appointed Paul Burgess as the Company’s chief operating officer, effective immediately. Mr. Burgess currently serves, and will continue to serve, as the Company’s chief legal officer and secretary.

Mr. Burgess, age 46, has served as the Company’s chief legal officer since June 2018. Prior to that, he served as the Company’s general counsel since May 2016. He previously served as the vice president of intellectual property from March 2015 until May 2016. Mr. Burgess was also vice president of intellectual property at Scholar Rock, Inc., a biotechnology company, from July 2015 to April 2016 and held the same position at BIND Therapeutics, a biotechnology company, from 2008 to July 2015. He was also head of intellectual property at Civitas Therapeutics, a biopharmaceutical company, from March 2011 to February 2015. Prior to becoming a lawyer, Mr. Burgess worked as a scientist at Genetics Institute from 1995 to 1999. He received a J.D. from Northeastern University, M.S. in pharmacology from Northeastern University and B.S. in biology from Merrimack College.

There is no arrangement or understanding between Mr. Burgess and any other person pursuant to which Mr. Burgess was selected as an officer. Mr. Burgess has no family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Mr. Burgess and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing Mr. Burgess’s appointment as chief operating officer is furnished, but not filed, as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release, dated December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSLATE BIO, INC.

Date: December 12, 2019	By:	/s/ Paul Burgess
Paul Burgess
Chief Operating Officer, Chief Legal Officer and Secretary